UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2006

ANGIODYNAMICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50761	11-3146460
(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York	12804
(Address of Principal Executive Offices)	(Zip Code)

(518) 798-1215
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2006, at the 2006 annual meeting of stockholders of AngioDynamics, Inc. (the "Company"), the Company's stockholders approved an amendment to the Company's 2004 Stock and Incentive Award Plan (the "2004 Plan"), that increased the number of shares of the Company's common stock authorized for issuance under the 2004 Plan by 1,000,000 shares to 2,000,000 shares.

The Company's Board of Directors approved the amendment to the 2004 Plan on August 15, 2006, effective upon stockholder approval at the 2006 annual meeting.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.
10.1   AngioDynamics, Inc. 2004 Stock and Incentive Award Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2006	ANGIODYNAMICS, INC.
(Registrant)

	By:	/s/ Joseph G. Gerardi
Joseph G. Gerardi
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit

10.1	AngioDynamics, Inc. 2004 Stock and Incentive Award Plan, as amended.

4